SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: JULY 31, 2006
                        (Date of earliest event reported)



                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


       DELAWARE                     1-16725                    42-1520346
(State or other jurisdiction    (Commission file number)     (I.R.S. Employer
    of incorporation)                                     Identification Number)


                     711 HIGH STREET, DES MOINES, IOWA 50392
                    (Address of principal executive offices)

                                 (515) 247-5111
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17  CFR
    240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS


This filing clarifies that J. Barry Griswell's ownership of Company common stock increased between the dates of the Company's 2005 and 2006 proxy statements, and that Mr. Griswell meets the stock ownership guidelines established for him by the Company's board of directors.

On July 31, 2006, Principal Financial Group, Inc. (the "Company") was alerted to a research report published by The Corporate Library, an independent corporate governance research firm, that indicates J. Barry Griswell, the Company's chairman and chief executive officer, had sold more than 30% of his holdings in Company common stock during fiscal year 2005. The report reaches this conclusion based upon a review of beneficial ownership tables included in the Company's two most recent proxy statements dated March 31, 2005 and March 31, 2006. The
Company has determined that the number of shares listed in the beneficial ownership column of the table on page 15 of the Company's most recent proxy statement, dated March 31, 2006, inadvertently omits common stock directors or management may have held through a brokerage account - in Mr. Griswell's case, 57,015 shares.

Had all shares of Company common stock been included in the beneficial ownership column of the table, the table would have shown Mr. Griswell holding beneficial ownership of 742,643 shares. The number of shares Mr. Griswell had the right to acquire, as explained in footnote one to the beneficial ownership table on page 15 of the proxy statement, was correctly reported as 682,923 and would not have changed.

Using the corrected number, Mr. Griswell's ownership increased 53 percent between the dates of the Company's 2005 and 2006 proxy statements.

Mr. Griswell meets the stock ownership guidelines established for him by the Company's board of directors. Common Stock, deferred stock-based unit awards under the Long-Term Performance Plan, interests in Common Stock under the 401(k) Plan, restricted stock units, performance share units earned and paid in stock or deferred, and phantom-stock units under the supplemental non-qualified defined contribution excess plan all qualify towards the ownership requirement.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PRINCIPAL FINANCIAL GROUP, INC.


                                    By:    /S/ JOYCE N. HOFFMAN
                                           ------------------------------------
                                    Name:  Joyce N. Hoffman
                                    Title: Senior Vice President and Corporate
                                           Secretary


Date:    August 1, 2006


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